N:BMA\2406-supp1/27/03.doc
1/28/03
                   BUSINESS MEN'S ASSURANCE COMPANY OF AMERICA

                         BMA VARIABLE ANNUITY ACCOUNT A
                           BMA VARIABLE LIFE ACCOUNT A

                       Supplement dated February 20, 2003

                                       to

                         Prospectuses dated May 1, 2002

The  following  information   supplements  the  information  contained  in  your
prospectus under "BMA":

On April 29, 2002, Generali Finance B.V, an indirect wholly-owned  subsidiary of
Assicurazoni  Generali S.p.A.,  entered into a Purchase Agreement ("BMA Purchase
Agreement") with Liberty Life Insurance  Company  ("Liberty"),  part of the U.S.
insurance  operations of Royal Bank of Canada, to purchase BMA, exclusive of its existing reinsurance  business.  Under the BMA Purchase Agreement,  Liberty will purchase  from  Generali  all of the  outstanding  shares of common stock of BMA
("BMA  Transaction").  The BMA  Transaction  is subject to the  satisfaction  of various terms and conditions and various approvals.  There is no assurance these approvals will be obtained. If all of the necessary approvals are obtained,  the
BMA Transaction is expected to close on or about May 1, 2003.

The  acquisition of BMA will not affect your policy  benefits or any other terms or conditions under your policy.